UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 6, 2023

Bath & Body Works, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8344	31-1029810
(State or another jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway, Columbus, OH	43230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 415-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.50 Par Value	BBWI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with a planned reorganization of certain senior management positions, on April 6, 2023, Bath & Body Works, Inc. (the “Company”) announced that Wendy C. Arlin will cease to serve as Chief Financial Officer of the Company effective July 29, 2023 or such earlier date on which her successor commences employment with the Company (the “Transition Date”). The Company has initiated a search to identify the Company’s next Chief Financial Officer. If the Transition Date occurs before July 29, 2023, Ms. Arlin is expected to remain an employee of the Company through July 29, 2023 (the “Separation Date”) and be available to provide transition services in connection with the appointment of her successor. Subject to Ms. Arlin’s continued employment in good standing through the Separation Date, on such date Ms. Arlin’s employment with the Company will be terminated without “cause” and she will become entitled to the payments and benefits applicable on such a termination under the terms of the executive severance agreement and the executive retention agreement between the Company and Ms. Arlin, each dated May 13, 2022, in accordance with and subject to the terms thereof, including the Company’s receipt of an effective release of claims against the Company from Ms. Arlin. The executive severance agreement and executive retention agreement are filed as Exhibits 10.19 and 10.20, respectively, to the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2023, filed with the Securities and Exchange Commission on March 17, 2023.

Item 7.01. Regulation FD Disclosure.

On April 6, 2023, the Company issued a press release announcing a reorganization of certain of the Company’s senior management, including Ms. Arlin’s transition, a copy of which is furnished with this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of this Current Report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Bath & Body Works, Inc., dated April 6, 2023

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATH & BODY WORKS, INC.

By:	/s/ Michael C. Wu
	Name:	Michael C. Wu
	Title:	Chief Legal Officer and Corporate Secretary

Date: April 6, 2023